EXHIBIT 23.1


To: The Securities and Exchange Commission
Re: Vista Exploration Corporation



                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Vista Exploration Corporation) on Form SB-2, Amendment No. 3 of our report dated July 3, 2001 appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                             /s/ Cordovano and Harvey, P.C.
                                                 Cordovano and Harvey, P.C.
                                                 Denver, Colorado
                                                 April 8, 2002